               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A
                         Amendment No. 1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        February 3, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


MARYLAND                  1-13136               16-1455126
(State or other           (Commission           (I.R.S. Employer
jurisdiction of           file number)          Identification
incorporation or                                Number)
organization)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code:
(716) 546-4900





                         Not applicable
  (Former name or former address, if changed since last report)


                                      Consecutive No. Page  1  of
                                            Exhibit Index at Page

                HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
                          ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on June 6, 1997, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial  Statements  for the Lake Grove  Apartments  and  Royal
Gardens  Apartments, purchased on February 3, 1997  and  May  28,
1997, respectively, are presented in Item 7.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

               Audited statement of revenues and certain expenses of Lake Grove Apartments for the year ended
               March 31, 1996.

               Audited statement of revenues and certain expenses of the Royal Garden Apartments for the year ended
               December 31, 1996.

          b.   Pro Forma Financial Information:

               Pro forma condensed consolidated balance sheet of the Company as of March 31, 1997 and related notes
               (unaudited).

               Pro forma consolidated statement of operations of the Company for the three months ended March 31, 1997 and for the year ended December 31, 1996
               (unaudited).

               Notes to the pro forma consolidated statement of operations of the Company for the three months ended March 31, 1997 and for the year ended
               December 31, 1996 (unaudited).

          c.   Exhibits:

               There are no exhibits which are filed with this report.

                      Lake Grove Apartments

                              _____

           Statement of Revenues and Certain Expenses

                         March 31, 1996

Report of Independent Accountants

To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Lake Grove Apartments for the year ended March 31, 1996. The statement of revenues and certain expenses is the responsibility of Lake Grove Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Lake Grove Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Lake Grove Apartments for the year ended March 31, 1996, in conformity with generally accepted accounting principles.

                              /s/ Coopers & Lybrand L.L.P.
                              ----------------------------
                              COOPERS & LYBRAND L.L.P.

Rochester, New York
July 22, 1997

Lake Grove Apartments
Statement of Revenues and Certain Expenses
(In Thousands)

                                         Nine Months
                                         Ended
                                         December 31, 1996  Year Ended
                                         (Unaudited)        March 31, 1996
Revenues:
     Rental income                       $2,204             $2,977
     Other income                             8                  4
                                         ------             ------
                                          2,212              2,981
                                         ------             ------
Certain expenses:
     Property operating and maintenance     867              1,337
     Real estate taxes                      193                415
                                         ------             ------
                                          1,060              1,752
                                         ------             ------
Revenues in excess of certain expenses   $1,152             $1,229
                                         ======             ======


The accompanying note is an integral part of the financial statement.

Lake Grove Apartments
Note to Statement of Revenues and Certain Expenses
March 31, 1996

1.   Basis of Presentation and Summary of Significant Accounting
Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Lake Grove Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

The Company, through its subsidiary Home Properties of New York,
L.P., acquired 100% of the real estate of Lake Grove Apartments, a 368 unit apartment community located in the Village of Lake
Grove, Town of Brookhaven on Long Island, New York, on
February 3, 1997.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of Lake Grove Apartments for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Lake Grove Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Lake Grove Apartments. The Company is not aware of any material factors relating to Lake Grove Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the nine months ended December 31, 1996 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    Royal Gardens Apartments

                              _____

           Statement of Revenues and Certain Expenses

                        December 31, 1996

Report of Independent Accountants

To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of Royal Gardens Apartments for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of Royal Gardens Apartments' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Royal Gardens Apartments' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Royal Gardens Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                              /s/ Coopers & Lybrand L.L.P.
                              ----------------------------
                              COOPERS & LYBRAND L.L.P.

Rochester, New York
July 15, 1997


Royal Gardens Apartments

Statement of Revenues and Certain Expenses
(In Thousands)
                              Three Months
                              Ended           Year Ended
                              March 31, 1997  December 31, 1996
                              (Unaudited)
Revenues:
     Rental income            $1,118          $4,319
     Other income                 19              53
                              ------          ------
                               1,137           4,372
                              ------          ------
Certain expenses:
     Property operating and      444           1,577
maintenance
     Real estate taxes           131             499
                              ------          ------
                                 575           2,076
                              ------          ------
Revenues in excess of         $  562          $2,296
certain expenses
                              ======          ======


The accompanying note is an integral part of the financial statement.

Royal Gardens Apartments
Note to Statement of Revenues and Certain Expenses
December 31, 1996

1.   Basis of Presentation and Summary of Significant Accounting
Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Royal Gardens Apartments, a residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

The Company, through its subsidiary Home Properties of New York,
L.P., acquired 100% of the real estate of Royal Gardens
Apartments, a 550 unit apartment community located in Piscataway, New Jersey, on May 28, 1997.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of Royal Gardens Apartments for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of Royal Gardens Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Royal Gardens Apartments. The Company is not aware of any material factors relating to Royal Gardens Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the three months ended March 31, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         MARCH 31, 1997
                    (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased Royal Gardens Apartments on March 31, 1997. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of Royal Gardens Apartments and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of Royal Gardens Apartments have been made.

                                                    As of March 31, 1997
                                -------------------------------------------------------------
                                          Home         Royal        Pro Forma         Company
                                    Properties       Gardens  Adjustments (C)       Pro Forma
                                   of New York     Apts. (B)
                                      Inc. (A)
ASSETS
Real estate, net                      $241,359        $  762          $18,738 (D)    $260,859
Cash and cash equivalents                  793             -                -             793
Other assets                            32,334             -                           32,334
                                      --------        ------          -------        --------
Total assets                          $274,486        $  762          $18,738        $293,986
                                      --------        ------          -------        --------

LIABILITIES
Mortgage notes payable                $104,882        $7,043       $        -        $111,925
Line of credit                           8,700             -                -           8,700
Other liabilities                        7,589                              -           7,589
                                      --------        ------          -------        --------
Total liabilities                      121,171         7,043                          128,214
                                      --------        ------          -------        --------

Minority interest                       53,236             -           12,457 (E)      65,693
                                      --------        ------          -------        --------

STOCKHOLDERS' EQUITY
Common stock                                69             -                -              69
Additional paid-in capital             116,616             -                -         116,616
Accumulated deficit                   ( 14,471)       (6,281)           6,281 (F)   (  14,471)
Officer and Director notes for
  stock purchases                     (  2,135)            -                -       (   2,135)
                                      --------        ------          -------        --------
Total stockholders' equity             100,079        (6,281)           6,281         100,079
                                      --------        ------          -------        --------
Total liabilities and
stockholders' equity                  $274,486        $  762          $18,738        $293,986
                                      ========        ======          =======        ========


                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         MARCH 31, 1997
                    (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1997 as reported on Form 10-Q.

     The Company's historical unaudited consolidated balance sheet includes the balance sheet of the Lake Grove Apartments (acquired on February 3, 1997). The historical basis and pro forma adjustments for Lake Grove Apartments were as follows:


                           Historical    Proforma    Acquisition
                           Basis (1)   Adjustments      Price

     Lake Grove
     Apartments              $3,342      $15,961     $19,303 (2)


     (1) Reflects the historical balance sheet of the assets acquired as of the acquisition date.

     (2) The Company used proceeds from a line of credit to finance the acquisition.

(B) Reflects the Royal Gardens Apartments historical balance sheet as of March 31, 1997 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of Royal Gardens Apartments, acquired on May 28, 1997 for $19,500. The purchase price was allocated $2,535 to land, $550 to appliances and equipment and $16,415 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $19,500 over the historical sellers's cost basis of $762.

(E)  Reflects the 579,407 units issued at $21.50 per unit.

(F) Represents historical seller's negative capital account zeroed out.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE THREE MONTHS ENDED MARCH 31, 1997
   (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1997 and for the year ended December 31, 1996 is presented as if the acquisitions of the Lake Grove Apartments and Royal Gardens Apartments had occurred on January 1, 1996. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Lake Grove Apartments and Royal Gardens Apartments and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Lake Grove Apartments and Royal Gardens Apartments have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


                                                    For the Three Months Ended March 31, 1997
                                       -------------------------------------------------------------------
                                         Home Properties       Lake     Royal   Pro Forma          Company
                                       of New York, Inc.      Grove   Gardens       Adjmt        Pro Forma
                                          Historical (A)   Apts.(B)  Apts.(C)
Revenues:
  Rental income                                  $12,579       $245    $1,118                      $13,942
  Property other income                              436          1        19                          456
  Other income                                       827          -                                    827
                                                 -------       ----    ------       -----          -------
Total revenues                                    13,842        246     1,137    $      -           15,225
                                                 -------       ----    ------       -----          -------

Expenses:
  Operating and maintenance                        6,930        118       575                        7,623
  General and administrative                         379                               13   (D)        392
  Interest                                         2,354                              250   (E)      2,604
  Depreciation and amortization                    2,338                              119   (F)      2,457
                                                 -------       ----    ------       -----          -------

Total expenses                                    12,001        118       575         382           13,076
                                                 -------       ----    ------       -----          -------

Income before minority interest of
  Unit holders                                   $ 1,841    $   128    $  562     ($  382)           2,149
                                                 =======       ====    ======       =====

Minority interest of Unit holders (G)                                                                  754
                                                                                                   -------

Net income                                                                                         $ 1,395
                                                                                                   =======
Net income per common share                                                                        $  0.22
                                                                                                   =======

Weighted average number of shares
outstanding                                                                                      6,378,441
                                                                                                 =========

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996
   (Unaudited, In Thousands, Except Share and Per Share Data)

                                                      For the Year Ended December 31, 1996
                                       -------------------------------------------------------------------
                                         Home Properties       Lake     Royal
                                       of New York, Inc.      Grove   Gardens   Pro Forma          Company
                                          Historical (A)   Apts.(B)  Apts.(C)       Adjmt        Pro Forma

Revenues:
  Rental income                                  $42,214     $2,939    $4,319                      $49,472
  Property other income                            1,025         10        53                        1,088
  Other income                                     2,431          -         -   $       -            2,431
                                                  ------     ------    ------    --------          -------
Total revenues                                    45,670      2,949     4,372                       52,991
                                                  ------     ------    ------    --------          -------

Expenses:
  Operating and maintenance                       21,859      1,413     2,076           -           25,348
  General and administrative                       1,482                               50   (D)      1,532
  Interest                                         9,208                             1967   (E)     11,175
  Depreciation and amortization                    8,077          -         -         814   (F)      8,891
                                                  ------     ------    ------    --------          -------

Total expenses                                    40,626      1,413     2,076       2,831           46,946
                                                  ------     ------    ------    --------          -------

Income before minority interest of
  Unit holders                                   $ 5,044     $1,536    $2,296    ($2,831)            6,045
                                                  ======     ======    ======     =======

Minority interest of Unit holders (G)                                                                1,459
                                                                                                   -------

Income before extraordinary item                                                                   $ 4,586
                                                                                                   =======
Income before extraordinary item
  per common share                                                                                   $0.82
                                                                                                     =====
Weighted average number of shares                                                                5,601,027
                                                                                                 =========
  outstanding


                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
          FOR THE THREE MONTHS ENDED MARCH 31, 1997 AND
              FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, In Thousands)


(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1997 and the historical consolidated statement of operations for the Company and for the year ended December 31, 1996.

(B) Reflects the historical revenues and certain expenses of the Lake Grove Apartments which were not owned by the Company for the period January 1, 1997 through February 2, 1997 and for the year ended December 31, 1996.

(C) Reflects the historical revenues and certain expenses of Royal Gardens Apartments which was not owned by the Company for the three months ended March 31, 1997 and for the year ended December 31, 1996.

(D) Reflects the increase in General and Administrative expenses related to the acquisition properties.

(E) Reflects the increase related to debt borrowed to finance the acquisitions. The interest is calculated as follows:

                                                   Interest
                                 Principal       ------------------
                                   Balance       3 mos.     12 mos.
                                 ---------       ------     -------

     Amortizing mortgage:

     Royal Gardens Apartments
     at 8.00% (for the period
     1/1/97-3/31/97)               $ 5,107         $102      $  408

     Royal Gardens Apartments
     at 7.5% (for the period
     1/1/97-3/31/97)                 1,936           37         145
                                   -------         ----      ------
                                   $ 7,043         $139      $  553
     Line of credit ranging
     from 7.20% to 7.32%:

     Lake Grove Apartments
     (for the period
     1/1/97-2/2/97)                 17,500          111       1,281

     Lake Grove Apartments
     (for the period
     1/1/96-12/12/96)                1,900            -         133
                                   -------         ----      ------

                                   $19,400         $110      $1,414
                                   -------         ----      ------

                                   $26,443         $250      $1,967
                                   =======         ====      ======


     The historical consolidated statement of operations for the Company for the year ended December 31, 1996 needs twelve months worth of interest on each loan associated with the acquisition.

(F) Reflects depreciation and amortization related to the acquisition. See Note C on page 12 for further information on useful lives of these assets.

(G) Reflects the increase in minority interest assuming the Royal Gardens Apartments acquisition occurred on January 1,
     1996.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  August 11, 1997

                    By:  /s/ David P. Gardner
                         -----------------------
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and Treasurer

                    Date:  August 11, 1997

                    By:  /s/ Norman Leenhouts
                         --------------------
                         Norman Leenhouts
                         Chairman and Co-Chief
                         Executive Officer

                HOME PROPERTIES OF NEW YORK, INC.

                          EXHIBIT INDEX


There are no exhibits which are filed with this report.